UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 18, 2005

MIVA, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.Entry into a Material Definitive Agreement.

Agreement with Tom Wilde

     On November 18, 2005, the Company entered into an Amended and Restated Employment Agreement with Tom Wilde, pursuant to which Mr. Wilde will continue to serve as Senior Vice President and General Manager of the Company’s MIVA Media North America division (the “Wilde Agreement”). The Wilde Agreement provides for an annual base salary of $275,000, unless increased at the discretion of the Compensation Committee of the Company’s Board of Directors. Mr. Wilde is entitled to participate in the Company’s bonus plan, the amount of which will be set and earned in accordance with the performance goals and criteria established by the Compensation Committee of the Company’s Board of Directors from time to time. Mr. Wilde will also continue to be eligible to participate in the Company’s incentive compensation plans. Further, in the event of a Change in Control of the Company, as defined in the Wilde Agreement, any stock options granted to Mr. Wilde will immediately vest and remain exercisable during the term of such option grant, regardless of whether or not Mr. Wilde remains employed by the Company.

     Mr. Wilde’s agreement with the Company also provides, in addition to some of the benefits outlined above, that in the event of a termination by the Company without Good Cause or a termination by Mr. Wilde for Good Reason, each as defined in the Wilde Agreement, Mr. Wilde would be entitled to receive the following: (1) his earned but unpaid basic salary through the termination date; (2) any amounts or benefits earned, accrued or owed as of the termination date; (3) over a period of twelve (12) months following the termination date, an amount equal to one times the sum of his basic salary at the time of termination; and (4) benefits (including health, life, disability and pension) as if Mr. Wilde were still an employee during the twelve month period following termination. Included in the definition of Good Reason is a period of time from 180 to 210 days following a change of control, as defined in the Agreement, during which Mr. Wilde may terminate his employment for any reason. In the event the Company terminates Mr. Wilde’s employment for Good Cause, Mr. Wilde will be entitled to the earned but unpaid portion of his base salary through the termination date. In the event Mr. Wilde terminates his employment for other than Good Reason, Mr. Wilde will be entitled to the earned but unpaid portion of his base salary through the termination date and any amounts or benefits earned, accrued or owed as of the termination date.

     Mr. Wilde has agreed not to compete with the Company for a period of twelve (12) months following the termination of his employment for any reason.

Agreement with Anthony Garcia

     On November 18, 2005, the Company entered into an Amended and Restated Employment Agreement with Anthony Garcia, pursuant to which Mr. Garcia will continue to serve as the Company’s Chief Technology Officer (the “Garcia Agreement”). The Garcia Agreement has an initial term of one (1) year and automatically renews for subsequent one (1) years terms thereafter, subject to earlier termination as provided for in the Garcia Agreement. The Garcia Agreement provides for an annual base salary of $225,000, unless increased at the discretion of the Compensation Committee of the Company’s Board of Directors. Mr. Garcia is entitled to participate in the Company’s bonus plan, the amount of which will be set and earned in accordance with the performance goals and criteria established by the Compensation Committee of the Company’s Board of Directors from time to time. Mr. Garcia will also continue to be eligible to participate in the Company’s incentive compensation plans. Further, in the event of a Change in Control of the Company, as defined in the Garcia Agreement, any stock options granted to Mr. Garcia prior to the date the Garcia Agreement was executed will immediately vest and remain exercisable during the term of such option grant, regardless of the reason for termination and regardless of whether or not Mr. Garcia remains employed by the Company. Additionally, in the event of a Change in Control of the Company, any stock options granted to Mr. Garcia on or following the date the Garcia Agreement was executed will immediately vest and remain exercisable during the term of such option grant if the Company terminates Mr. Garcia’s employment without Cause or Mr. Garcia terminates his employment for Good Reason, each as defined in the Garcia Agreement.

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     Mr. Garcia’s agreement with the Company also provides, in addition to some of the benefits outlined above, that in the event of a termination by the Company without Cause or a termination by Mr. Garcia for Good Reason, Mr. Garcia would be entitled to receive the following: (1) his earned but unpaid basic salary through the termination date, plus a pro rata share of his bonus through the termination date; (2) over a period of twelve (12) months following the termination date, an amount equal to one times the sum of his basic salary at the time of termination, plus the greater of any bonus or incentive compensation (exclusive of any signing bonuses or awards made under any of the Company’s stock option plans) paid or payable to Mr. Garcia for (i) the four fiscal quarters immediately preceding the termination date or (ii) the four fiscal quarters immediately preceding the date of the Change in Control of the Company; (3) any other amounts or benefits owing to Mr. Garcia under the then applicable employee benefit, long term incentive or equity plans and programs of the Company, within the terms of such plans, payable over the twelve month period following termination; and (4) benefits (including health, life, disability and pension) as if Mr. Garcia were still an employee during the twelve month period following termination. Included in the definition of Good Reason is a period of time from 180 to 210 days following a change of control, as defined in the Agreement, during which Mr. Garcia may terminate his employment for any reason. In the event the Company terminates Mr. Garcia’s employment for Cause, Mr. Garcia will be entitled to the earned but unpaid portion of his base salary through the termination date. In the event Mr. Garcia terminates his employment for other than Good Reason, Mr. Garcia will be entitled to the earned but unpaid portion of his base salary through the termination date and the earned but unpaid portion of any vested incentive compensation under and consistent with plans adopted by the Company prior to the termination date.

     Mr. Garcia has agreed not to compete with the Company for a period of twelve (12) months following the termination of his employment for any reason.

Agreement with Sebastian Bishop

     On November 18, 2005, the Company entered into an Amended and Restated Employment Agreement with Sebastian Bishop, pursuant to which Mr. Bishop, a director of the Company, will continue to serve as the Company’s Chief Marketing Officer (the “Bishop Agreement”). The Bishop Agreement provides for an annual base salary of GBP200,000, unless increased at the discretion of the Compensation Committee of the Company’s Board of Directors. Mr. Bishop is entitled to participate in the Company’s bonus plan, the amount of which will be set and earned in accordance with the performance goals and criteria established by the Compensation Committee of the Company’s Board of Directors from time to time. Mr. Bishop will also continue to be eligible to participate in the Company’s incentive compensation plans. Further, in the event of a Change in Control of the Company, as defined in the Bishop Agreement, any stock options granted to Mr. Bishop prior to the date the Bishop Agreement was executed will immediately vest and remain exercisable during the term of such option grant, regardless of the reason for termination and regardless of whether or not Mr. Bishop remains employed by the Company. Additionally, in the event of a Change in Control of the Company, any stock options granted to Mr. Bishop on or following the date the Bishop Agreement was executed will immediately vest and remain exercisable during the term of such option grant if the Company terminates Mr. Bishop’s employment without Cause or Mr. Bishop terminates his employment for Good Reason, each as defined in the Bishop Agreement.

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     Mr. Bishop’s agreement with the Company also provides, in addition to some of the benefits outlined above, that in the event of a termination by the Company without Cause or a termination by Mr. Bishop for Good Reason, Mr. Bishop would be entitled to receive the following: (1) his earned but unpaid basic salary through the termination date, plus a pro rata share of his bonus through the termination date; (2) over a period of twelve (12) months following the termination date, an amount equal to one times the sum of his basic salary at the time of termination, plus the greater of any bonus or incentive compensation (exclusive of any signing bonuses or awards made under any of the Company’s stock option plans) paid or payable to Mr. Bishop for (i) the four fiscal quarters immediately preceding the termination date or (ii) the four fiscal quarters immediately preceding the date of the Change in Control of the Company; (3) any other amounts or benefits owing to Mr. Bishop under the then applicable employee benefit, long term incentive or equity plans and programs of the Company, within the terms of such plans, payable over the twelve month period following termination; and (4) benefits (including health, life, disability and pension) as if Mr. Bishop were still an employee during the twelve month period following termination. Included in the definition of Good Reason is a period of time from 180 to 210 days following a change of control, as defined in the Agreement, during which Mr. Bishop may terminate his employment for any reason. In the event the Company terminates Mr. Bishop’s employment for Cause, Mr. Bishop will be entitled to the earned but unpaid portion of his base salary through the termination date. In the event Mr. Bishop terminates his employment for other than Good Reason, Mr. Bishop will be entitled to the earned but unpaid portion of his base salary through the termination date and the earned but unpaid portion of any vested incentive compensation under and consistent with plans adopted by the Company prior to the termination date.

     Mr. Bishop has agreed not to compete with the Company for a period of twelve (12) months following the termination of his employment for any reason.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.

Date: November 25, 2005	By:	/s/ Craig A. Pisaris-Henderson

Craig A. Pisaris-Henderson
Chairman and Chief Executive Officer